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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): February 13, 2007


                            INGEN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


             Georgia                  000-28704               88-0429044
             -------                 -----------              ----------
 (State or other jurisdiction of     (Commission           (I.R.S. Employer
 incorporation or organization)      File Number)        Identification Number)

 35193 Avenue "A", Suite-C, Yucaipa, California                 92399
 ----------------------------------------------                 -----
    (Address of principal executive offices)                  (Zip Code)

                                 (800) 259-9622
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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1.01 Entry into a Material Definitive Agreement

The Board of Directors of Ingen Technologies, Inc. has passed Resolution 2007.3.

Resolution 2007.3 approves the immediate issuance of 750,000 shares of restricted common stock to attorney Richard Weed (as designee for Weed & Co.
LLP). These shares are being issued in exchange for Mr. Weed's agreement to cancel 2.3 million options for common shares and other options not as yet vested. A copy of the resolution is included below.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 14, 2007           Ingen Technologies, Inc.


                                    By: /s/ Scott R. Sand
                                        -------------------------------------
                                        Scott R. Sand,
                                        Chief Executive Officer and Chairman



TABLE OF EXHIBITS
(All Exhibits and resolutions have been properly signed by the parties. Original agreements and resolutions are filed in our offices)


      EXHIBIT NO.             DESCRIPTION

         99.1 Ingen Technologies, Inc. Board of Directors Resolution 2007.3, dated February 13, 2007.


* filed herewith